SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                  January 26, 2004
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                        (Date of earliest event reported)



                         Progress Financial Corporation
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             (Exact name of registrant as specified in its charter)



Delaware                             0-14815                    23-2413363
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(State of other jurisdiction    (Commission File Number)       (IRS Employer
  of incorporation)                                            Identified No.)


4 Sentry Parkway, Suite 200, Blue Bell, Pennsylvania           19422-0764
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(Address of principal executive offices)                       (Zip Code)



                                 (610)-825-8800
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              (Registrant's telephone number, including area code)



                                 Not Applicable
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(Former name,former address and former fiscal year,if changed since last report)

Item 5.           Other Events and Regulation FD Disclosure

         On January 26, 2004 Progress Financial Corporation announced the final regulatory approval for Merger with FleetBoston Financial Corporation. A copy of the press release is included as Exhibit 99.1 and is incorporated herein by reference

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                         PROGRESS FINANCIAL CORPORATION





Dated:   January 26, 2004           By:      /s/ Michael B. High
                                            -----------------------------------
                                            Michael B. High
                                            Chief Operating Officer and
                                            Chief Financial Officer

                                  Exhibit 99.1


                   Press Release on Final Regulatory Approval

FOR IMMEDIATE RELEASE          Contacts:
January 26, 2004               Michael B. High, COO/CFO
                               610-941-4804
                               mhigh@progressbank.com
                               Dorothy Jaworski, Director of Investor Relations
                               484-322-4822
                              djaworski@progressbank.com

     Progress Financial Corporation Announces Final Regulatory Approval for
                  Merger with FleetBoston Financial Corporation

     Blue Bell, PA, January 26, 2004 - Progress Financial  Corporation  (Nasdaq:
"PFNC") today announced that final regulatory approval for the previously announced merger with FleetBoston Financial Corporation (NYSE: "FBF") has been received. Under the merger agreement, Progress will merge with and into FleetBoston and each outstanding share of common stock of Progress will be converted into the right to receive the number of shares of common stock of FleetBoston determined by dividing $30.80 by the average closing trading price of FleetBoston common stock for the ten day period ending on the date final regulatory approval has been received, plus cash in lieu of any fractional share interest.

     Based on this formula, shareholders will receive .7105 shares of FBF for each share of Progress stock. The merger is expected to close on or about February 1, 2004.

     Progress Financial Corporation is a unitary thrift holding company headquartered in Blue Bell, Pennsylvania. The business of Progress consists primarily of the operation of Progress Bank, which serves businesses and consumers through twenty-one offices. Progress also offers financial planning services, life insurance, group employee benefits and investments through Progress Financial Resources, Inc., headquartered in Philadelphia, PA. Progress's common stock is traded on The Nasdaq Stock Market under the Symbol "PFNC".

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